SANDLER O'NEILL + PARTNERS, L.P.
West Coast Financial Services Conference

THE Bank of Choice

Hanmi Bank

Hanmi Financial Corp. | Nasdaq: HAFC

Jay S. Yoo / President & CEO
Mark Yoon / SVP & Interim CFO, Chief Strategy Officer

March 5th 2013



Forward Looking Statement Disclaimer

Please read the following information before reviewing the information contained herein:
This presentation contains forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All statements other than statements of historical fact are "forward–looking statements" for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, plans and objectives of management for future operations, developments regarding our capital plans, strategic alternatives for a possible business combination, merger or sale transaction and other similar forecasts and statements of expectation and statements of assumption underlying any of the foregoing. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; ability to identify a suitable strategic partner or to consummate a strategic transaction; adequacy of our allowance for loan losses; credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission ("SEC"), including, in Item 1A of our Form 10-K for the year ended December 31, 2011, our quarterly reports on Form 10-Q, and current and periodic reports that we will file with the SEC hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.

Vision


Future Home
HANMI BANK
한미은행

"We will be the quality market leader in the banking industry, thereby becoming the FIRST CHOICE of employees, customers and shareholders."

Investment Highlights


The oldest and premier Korean-American bank
Sustained profitability
Stable asset quality
Strong capital
Ranked 16 of the 100 top performing mid-sized banks
Free from regulatory enforcement actions

- Completely removed all regulatory orders in December 2012
- Sharply reduced non-performing assets to $38 million in 2012, from $245 million in 2009
- Maintained strong capital levels, with tangible book value increasing nearly 33% over the past year
- Sustained profitability for nine consecutive quarters with full reversal of DTA valuation allowance
- Celebrated the 30th anniversary as the oldest Korean-American franchise
- Ranked 16 of the 100 top performing mid-sized banks*

**ABA Banking Journal for 2012 (total assets of $1 billion~$10 billion)*

***2012 figures unaudited henceforth*

Milestones

1982


HANMI BANK

Commences operations at 3737 Olympic Blvd.

1988

Publicly offers Hanmi stock through Sutro & Co. for the first time



1993

SBA Preferred Lenders Program PLP LENDER

Obtains SBA Preferred Lender Program license

1998

Becomes the **largest** Korean-American bank, surpassing Pacific Union Bank in assets

2001

NASDAQ

Lists Hanmi Financial Corporation stock on NASDAQ

2004

Acquires Pacific Union Bank, second largest Korean American bank


Hanmi, Pacific Union Bank

2007

Launches wealth management business

Marks **$4 billion** in asset

2009

HAFC stock price declines to its lowest ($6.08 per share on 3/5/2009)

Experiences series of liquidity difficulties and credit quality crisis

2010



Successfully raises $120 million in equity capital primarily from the Korean American community

2011


HANMI BANK
SUCCESSFULLY RAISES
CAPITAL.

Successfully raises $80.5 million primarily through institutional investment

2012

30th since 1982



Celebrates 30th Anniversary



Records 9 consecutive quarterly profit

Premier Korean-American Bank in the U.S.

As of Q412 | $ in thousands

Bank	Branches	Total Assets	Total US Deposits
BBCN Bancorp Inc.	40	$5,640,661	$4,384,035
Hanmi Financial Corp.	**27**	**$2,882,520**	**$2,395,963**
Wilshire Bancorp Inc.	24	$2,750,863	$2,166,809
United Central Bank	24	$1,862,389	$1,642,101
Woori America Bank*	17	$990,245	$870,916
Shinhan Bank America*	15	$972,131	$850,565
Pacific City Financial Corp.	7	$610,840	$538,534
Seahan Bancorp	10	$602,647	$519,022
Commonwealth Business Bank	3	$481,853	$422,994
Metro City Bank	7	$464,388	$371,418
Foster Bankshares, Inc.	9	$412,594	$357,443
BNB Bank NA	3	$333,001	$281,517
First Intercontinental Bank	5	$269,568	$235,088
Open Bank	2	$206,142	$173,992
BankAsiana	3	$199,967	$159,749
Uniti Financial Corp.	3	$188,169	$164,433
UniBank	4	$187,896	$139,302
Pacific International Bancorp	4	$182,229	$141,959
NOA Bank	3	$128,771	$110,153
US Metro Bank	1	$84,815	$73,949
Total Koran American Bank Assets			$15,999,942

*South Korea-based banks

Source: SNL

Franchise Network

27 Branches & 1 LPO strategically positioned in and near major Korean Communities


Angeles National Forest
San Gabriel Wilderness
Silverwood Lake
San Fernando
La Canada Flintridge
Burbank
Altadena
San Gabriel Mountains
Glendale
Pasadena
Glendora
Rancho
Alhambra
West Hol
Beverly Hills
El Monte
57
Ontario
10
Colton
Monica
Walnut
Pomona
Rubidoux
Culver City
Whittier
Chino
Riverside
Inglewood
Downey
La Habra
Hawthorne
Norwalk
Yorba Linda
Norco
Compton
Lawndale
Anaheim
90
91
Corona
Carson
West Carson
Peters Canyon Reservoir
15
Rancho Palos Verdes
Long Beach
Santa Ana
Seal Beach
Huntington Beach
Irvine
241
Railroad Can
Lake Elsinc
Costa Mesa
Mission Viejo
Newport Beach
Laguna
MapQuest
27
101

Los Angeles & Orange County (24)


Everett
Edmonds
Seattle
Renton
Tacoma
Olympia

WA State (1 LPO)


Berkeley
Oakland
Daly City
San Mateo
Santa Clara
Santa Cruz

Northern California (2)


Miramar
Santee
El Cajon
La Mesa
Jamul
San Diego

San Diego (1)

2012 Developments

- Q412 earnings marked its ninth sustained profitable quarter, with DTA valuation allowance reversal contributing $47.4 million in 2012
- Credit quality continued to improve
  - NPAs declined 28% to $38.1 million from $52.6 million
  - Classified assets to tier 1 capital plus ALLL ratio(Hanmi Bank) dropped to 21.57% from 66.14%
- All regulatory orders were lifted
  - Written Agreement with FRB terminated on on December 4, 2012
  - MOU with California DFI lifted on October 29, 2012
- NIM grew 9 bps to 3.77% from 3.68%
- Efficiency ratio declined 3.3% to 61.07% from 67.22%

NIM
Classified Assets to Tier 1 Capital plus ALLL


NIM
Classified Assets to Tier 1 Capital plus ALLL
112.70%
66.14%
21.57%
3.55%
3.68%
3.77%
2010
2011
2012

Financial Highlights


Assets
(in millions)
Total Assets
2,907
2,880
2,711
2,687
2,745
2,771
2,846
2,842
2,883
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2010 2011 2012


Net Loans to Deposits
Net Loans to Deposits
86.0%
83.9%
83.5%
82.0%
79.8%
82.6%
79.0%
80.6%
83.2%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2010 2011 2012


Net Income
(in millions)
Net Income
5
10
8
4
6
7
56
13
14
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2010 2011 2012

Highlights – Balance Sheet (in millions)	Q410	Q111	Q211	Q311	Q411	Q112	Q212	Q312	Q412
Assets	2,907	2,880	2,711	2,687	2,745	2,771	2,847	2,842	**2,883**
Net Loans	2,121	2,048	2,004	1,929	1,872	1,953	1,884	1,904	**1,994**
Deposits	2,467	2,431	2,398	2,353	2,345	2,364	2,385	2,363	**2,396**
Equity	173	184	198	203	286	294	349	364	**378**

Highlights – Income Statement (in millions)	Q410	Q111	Q211	Q311	Q411	Q112	Q212	Q312	Q412	YTD 2011	YTD 2012
Net Interest Income Before Loss Provision	26	26	25	25	24	25	25	25	**26**	101	**101**
Provision for Loan Losses	5	-	-	8	4	2	4	-	**-**	12	**6**
Net Income	5	10	8	4	6	7	56	13	**14**	28	**90**
Net Loans/Deposits	86.0%	84.2%	83.6%	82.0%	79.8%	82.6%	79.0%	80.6%	**83.2%**	79.8%	**83.2%**

Loan Portfolio


Real Estate, C&I* and Consumer Loans (in millions)
Real Estate Loans
C&I and Consumer Loans*
750
1,189
834
1,143
840
1,110
840
1,118
889
1,160
Q411
Q112
Q212
Q312
Q412


Loans & ALLL (in millions)
Gross Loans**
ALLL
ALLL to Gross Loans
1,939
1,977
1,949
1,958
2,048
4.64%
4.10%
3.69%
3.38%
3.09%
90
81
72
66
63
Q411
Q112
Q212
Q312
Q412

* Commercial and Industrial loans include owner-occupied commercial real estate loans

Loan Portfolio - *continued*

CRE* Loan Portfolio

$1.7 Billion
At Q412



Gas Station 15%
Mixed Use 10%
Apartment 6%
Church 4%
Industrial 4%
Warehouse 2%
Office 2%
Car Wash 2%
Wholesale 2%
Others 7%
Retail 27%
Motel 19%

* CRE loans include real estate loans and commercial and industrial loans backed by owner occupied real estate.

Deposit Portfolio


Non-Interest Bearing Deposits
(in millions)
Non-Interest Bearing Deposits
Non-Int. Bearing Dep. / Total Deposits
634
704
679
694
721
27.0%
29.8%
28.5%
29.4%
30.1%
Q411
Q112
Q212
Q312
Q412


MMDA & Savings
(in millions)
MMDA (Incl. Now)&Savings
MMDA (Incl. Now)&Savings/Total Dep.
555
625
671
675
690
23.7%
26.4%
28.2%
28.6%
28.8%
Q411
Q112
Q212
Q312
Q412


Time Certificate of Deposit (TCD)
(in millions)
TCD
TCD/ Total Deposits
1,156
1,035
1,035
994
985
49.3%
43.8%
43.3%
42.1%
41.1%
Q411
Q112
Q212
Q312
Q412


Total Deposits
(in millions)
Total Deposits
2,345
2,364
2,385
2,363
2,396
Q411
Q112
Q212
Q312
Q412

Profitability

ROAA


ROAA
QTD
YTD
0.81%
1.08%
8.24%
1.87%
1.94%
1.01%
3.24%
Q411
Q112
Q212
Q312
Q412
2011
2012

ROAE


ROAE
QTD
YTD
9.50%
10.21%
74.63%
14.97%
15.02%
14.04%
27.55%
Q411
Q112
Q212
Q312
Q412
2011
2012

NIM


NIM
QTD
YTD
3.66%
3.69%
3.84%
3.69%
3.86%
3.68%
3.77%
Q411
Q112
Q212
Q312
Q412
2011
2012

Efficiency


Efficiency
QTD
YTD
69.03%
66.56%
61.07%
59.81%
57.66%
67.22%
61.07%
Q411
Q112
Q212
Q312
Q412
2011
2012

Asset Quality


Nonperforming Loans
(in millions)
Nonperforming Loans
NPL / Gross Loans
2.70%
2.54%
2.31%
2.28%
1.82%
52
50
45
45
37
Q411
Q112
Q212
Q312
Q412


Classified Loans & Special Mention
(in millions)
Classified Loans
Special Mention
264
86
208
52
142
48
128
34
103
32
Q411
Q112
Q212
Q312
Q412


Reserves/Gross Loans
4.64%
4.10%
3.69%
3.38%
3.09%
Q411
Q112
Q212
Q312
Q412


Reserves/Nonperforming Loans
171.71%
161.41%
159.26%
147.92%
169.81%
Q411
Q112
Q212
Q312
Q412

Capital Adequacy


Tier1 Leverage Capital Ratio
13.34%
13.44%
14.70%
14.71%
14.95%
Q411
Q112
Q212
Q312
Q412


Tier1 Risk Based Capital Ratio
17.36%
17.46%
18.74%
19.52%
19.37%
Q411
Q112
Q212
Q312
Q412


Total Risk Based Capital Ratio
18.66%
18.74%
20.02%
20.79%
20.65%
Q411
Q112
Q212
Q312
Q412


Tangible Common Equity/Tangible Assets*
10.36%
10.55%
12.20%
12.77%
13.09%
*Non-GAAP financial measures
Q411
Q112
Q212
Q312
Q412

Yield/Cost/Rate

Cost of Interest Bearing Liability


QTD
1.37%
1.30%
1.12%
1.01%
0.83%
Q411
Q112
Q212
Q312
Q412
YTD
1.41%
1.07%
2011
2012

Yield Earned on Interest Earning Assets and Yield on Loans


Yield Earned on Interest Earning Assets
Yield on Loans
QTD
5.55%
4.58%
5.58%
4.56%
5.47%
4.57%
5.44%
4.35%
5.38%
4.40%
Q411
Q112
Q212
Q312
Q412
YTD
5.56%
4.68%
5.47%
4.47%
2011
2012

Net Interest Spread


QTD
3.22%
3.26%
3.45%
3.34%
3.57%
Q411
Q112
Q212
Q312
Q412
YTD
3.27%
3.40%
2011
2012

Yield/Cost/Rate (%)	Q411	Q112	Q212	Q312	Q412	2011	2012
Yield on Gross Loans	5.55	5.58	5.47	5.44	5.38	5.56	5.47
Yield Earned on Interest Earning Assets	4.58	4.56	4.57	4.35	4.40	4.68	4.47
Cost of Interest Bearing Liability	1.37	1.30	1.12	1.01	0.83	1.41	1.07
Net Interest Spread	3.22	3.26	3.45	3.34	3.57	3.27	3.40
Net Interest Margin	**3.66**	**3.69**	**3.84**	**3.69**	**3.86**	**3.68**	**3.77**

2013 Business Focuses


Accelerate organic growth with an emphasis on C&I and SBA loan production
Optimize debt and capital structure
Expand market footprint beyond California through LPO and/or branch expansion
Differentiate customer experience & increase noninterest income through joint cross-selling with Chunha Insurance*
Cultivate a motivated culture through a fair reward system & smart investments in human capital
THE Bank of Choice

**Chunha Insurance is a subsidiary company of Hanmi Financial Corp.*

Non-GAAP Reconciliation

NON-GAAP FINANCIAL MEASURES ***(UNAUDITED)***

TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS RATIO

(In Thousands, Except Per Share Data)

HANMI FINANCIAL CORPORATION	**December 31, 2012**	**September 30, 2012**	**December 31, 2011**
Total Assets	$ 2,882,520	$ 2,841,857	$ 2,744,824
Less Other Intangible Assets	(1,335)	(1,376)	(1,533)
Tangible Assets	$ 2,881,185	$ 2,840,481	$ 2,743,291
Total Stockholders' Equity	$ 378,364	$ 363,987	$ 285,608
Less Other Intangible Assets	(1,335)	(1,376)	(1,533)
Tangible Stockholders' Equity	$ 377,029	$ 362,611	$ 284,075
Total Stockerholders' Equity to Total Assets Ratio	13.13%	12.81%	10.41%
Tangible Common Equity to Tangible Assets Ratio	13.09%	12.77%	10.36%
Common Shares Outstanding	31,496,540	31,489,201	31,487,924
Tangible Common Equity Per Common Share	$ 11.97	$ 11.52	$ 9.02
HANMI BANK			
Total Assets	$ 2,877,041	$ 2,836,931	$ 2,739,577
Less Other Intangible Assets	-	-	(34)
Tangible Assets	$ 2,877,041	$ 2,836,931	$ 2,739,543
Total Stockholders' Equity	$ 439,986	$ 424,546	$ 342,023
Less Other Intangible Assets	-	-	(34)
Tangible Stockholders' Equity	$ 439,986	$ 424,546	$ 341,989
Total Stockerholders' Equity to Total Assets Ratio	15.29%	14.96%	12.48%
Tangible Common Equity to Tangible Assets Ratio	15.29%	14.96%	12.48%